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24(b)(5)(a)

(JOHN HANCOCK(R) LOGO)                                                                                       NOT FOR USE IN NEW YORK
[the future is yours(R)]                                                                JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                                                                          [P.O. Box 9505, Portsmouth, NH 03802-9505]
                                                                                                   Home Office: Bloomfield Hills, MI
                                                                    Overnight Mail: [164 Corporate Drive, Portsmouth, NH 03801-6815]
                                                                                                [800-344-1029   www.jhannuities.com]

                                          John Hancock [Annuity Note(R) Portfolios A SHARE]

          MODIFIED SINGLE PAYMENT DEFERRED VARIABLE ANNUITY APPLICATION CONTRACT VALUES AND DEATH BENEFITS PROVIDED BY THE
                              CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

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1    CONTRACT TYPE AND FUNDING (complete A & B)

     A. CONTRACT TYPE  [[ ] Nonqualified   [X] Traditional IRA   [ ] Roth IRA   [ ] SEP IRA   [ ] Other ___________________________]

     B. FUNDING         [X] CHECK ENCLOSED $ 100,000                       (Payable to John Hancock Life Insurance Company (U.S.A.))
     MINIMUM [$25,000]  [ ] WIRE FROM BANK* $ __________________________
                        [ ] TRANSFER/EXCHANGE* $ _______________________     SELECT ONE:
                            * Please see Forms Booklet or jhannuities.com    [ ] 1035 Exchange         [ ] Direct Transfer
                              for instructions                               [ ] Rollover              [ ] Mutual Fund / CD / Other
                                                                             [ ] Roth IRA Conversion

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2    REGISTER YOUR CONTRACT   [X] Individual Owner   [ ] Co-Owners         [ ] Trust/Entity Owner
                                  (Section A only)       (Sections A & B)      (Sections A & C)

     A. INDIVIDUAL OWNER/ANNUITANT

     John X. Doe                                                                     [X] Male         [ ] Female
     ----------------------------------------------------------------------------
     Name (First, Middle, Last)

            01/28/1955                          111-11-1111                                            1234
     --------------------------   ------------------------------------------------   -----------------------------------------------
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number          Client Brokerage Account Number

     1 Main St.                                                                                    Anytown, MA 02210
     -----------------------------------------------------------------------------   -----------------------------------------------
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________   _______________________________________________
     Residential Address (required if different from mailing or address is PO Box)   City, State, Zip

                                                                                     [_____________________________________________]
                                                                                     [Email Address                                ]

     B. CO-OWNER Is this person a co-annuitant*?   [ ] Yes   [ ] No

     _____________________________________________________________________________   [ ] Male  [ ] Female
     Name (First, Middle, Last)

     __________________________   ________________________________________________   [_____________________________________________]
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number          [Email Address                                ]

     C. TRUST/ENTITY OWNER (Section 2A also required)

     _____________________________________________________________________________   _________________________   ___________________
     Name of Trust/Entity Owner                                                      Date of Trust (mm/dd/yyyy)  Tax Identification
                                                                                                                 Number
     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     *    A co-annuitant is only available, but not required, when Joint Lifetime Income is elected from Section 4.

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3    BENEFICIARIES

     If you have indicated a co-owner in section 2B, that person will take precedence over the primary beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner. Use section 6 for additional beneficiaries.

     BENEFICIARY #1  [X] Primary                       Jane Doe                         [ ] Male   [X] Female   [ ] Trust/Entity
                                   --------------------------------------------------
                                   Name (First, Middle, Last or Name of Trust/Entity)

          100%                Spouse                    08/13/1956                           ###-##-####                      MA
     -------------   ---------------------   --------------------------------  -----------------------------------------  ----------
     % of Proceeds   Relationship to Owner   Date of Birth/Trust (mm/dd/yyyy)  Social Security/Tax Identification Number   State of
                                                                                                                           Residence

     BENEFICIARY #2  [ ] Primary      __________________________________________________   [ ] Male   [ ] Female  [ ] Trust/Entity
                                      Name (First, Middle, Last or Name of Trust/Entity)
                     [ ] Contingent

     _____________   _____________________   ________________________________  _________________________________________   _________
     % of Proceeds   Relationship to Owner   Date of Birth/Trust (mm/dd/yyyy)  Social Security/Tax Identification Number    State of
                                                                                                                           Residence


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4    LIFETIME INCOME PROTECTION

     The Lifetime Income feature included in AnnuityNote Portfolios provides you with an income stream based on one or two covered lives.

     PLEASE SELECT ONE LIFETIME INCOME OPTION:

     [ ] LIFETIME INCOME - SINGLE   [X] LIFETIME INCOME - JOINT*

     *    For nonqualified registrations (Section 1A) the annuitant's spouse could be co-owner (Section 2) or sole primary beneficiary (Section 3). They also could be co-annuitant. For qualified registrations (Section 1A) the spouse must be the sole primary beneficiary (Section 3).

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5    A. INITIAL INVESTMENT OPTIONS

      VARIABLE PORTFOLIOS

     [_____% JHIMS(1) Core Allocation                    _____% MFC GIM(2) Lifestyle Balanced
      _____% JHIMS(1) Core Balanced                      _____% MFC GIM(2) Lifestyle Conservative
      _____% JHIMS(1) Core Disciplined Diversification   _____% MFC GIM(2) Lifestyle Growth
      _____% MFC GIM(2) Core Fundamental Holdings        _____% MFC GIM(2) Lifestyle Moderate
      _____% MFC GIM(2) Core Global Diversification      _____% Declaration(3) Total Bond Market A]
         75% MFC GIM(2) Core Strategy

     [DOLLAR COST AVERAGING
      (Section 5B must be completed if [6 or 12] month DCA is elected)
     [25% 6 Month Fund   OR   ___ 12 Month Fund]]

                                       100% TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)

     [(1) JHIMS John Hancock Investment Management Services, LLC   [(3) Declaration Marketplace & Research, LLC]

      (2) MFC Global Investment Management (U.S.A.) Limited]

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B.   DOLLAR COST AVERAGING INSTRUCTIONS

     Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Variable DCA [(6 or 12 month)] Source Fund to one or more portfolios listed below. Automatic transfers run until the
     Source Fund has been depleted.

     START DATE         [ ] IMMEDIATE   OR     [X] 30 DAYS FROM ISSUE   OR      [ ] _____* DAY OF MONTH (1-28)
                                                   (DEFAULT IF NONE SELECTED)

                          If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

                        * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

     SOURCE FUND        [ ] VARIABLE PORTFOLIO ____________________________________________________________

     (Selected in 5A)  [[X] 6 MONTH DCA Fund   OR   [ ] 12 MONTH DCA Fund]

                        MONTHLY TRANSFER AMOUNT $__________________ (Variable Portfolio Source Fund ONLY.)

     DESTINATION FUNDS AND % TO ALLOCATE (Choose from Variable Portfolios located in section 5A)

      50% Lifestyle Moderate            _____% ______________________________________________
      50% Core Global Diversification   _____% ______________________________________________
     ___% ___________________________   _____% ______________________________________________

                                              100% TOTAL DCA OPTIONS (MUST EQUAL 100%)

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6    SPECIAL INSTRUCTION (Write in)

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________


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[7   REQUIRED FOR CALIFORNIA OWNER(S)/ANNUITANT(S) AGE 60 OR OLDER

     Under California law, there is a 30-Day Right to Review your contract. During this time, your initial payment may only be invested into a money market fund, unless you specifically direct that the initial payment be invested in other variable investment options.

                             A. [ ] I/We wish to immediately invest in the variable investment options elected in Section 5. If
    IF YOU DO NOT CHECK             my/our contract is canceled within 30 days, the contract value will be returned to me/us.
  ONE OF THESE BOXES, WE
MUST ALLOCATE YOUR PAYMENT   B. [ ] I/We authorize the company to allocate my payment to the Money Market portfolio for a period of
    TO THE MONEY MARKET             35 calendar days. On the 35th day (or next business day) transfer my contract value to the
   PORTFOLIO (OPTION B).            investment selection(s) elected in Section 5. If I cancel my/our contract within 30 days, any payments will be returned.]

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8    ADDITIONAL STATE DISCLOSURES

     FOR APPLICANTS IN ALL STATES EXCEPT [AK, AZ, CO, DE, DC, FL,  FOR KY, NE, PA APPLICANTS: Any person who knowingly and with
     ID, IN, KY, MD, ME, NE, NJ, NM, OH, OK, OR, PA, PR, TN, VA,   intent to defraud any insurance company or other person
     VT, WA:] Any person who knowingly presents a false or         files an application for insurance containing any materially
     fraudulent claim for payment of a loss or benefit or          false information or conceals, for the purpose of
     knowingly presents false information in an application for    misleading, information concerning any fact material thereto
     insurance is guilty of a crime and may be subject to fines    commits a fraudulent insurance act, which is a crime and
     and confinement in prison.                                    subjects such person to criminal and civil penalties.

     [FOR AK APPLICANTS: A person who knowingly and with intent    FOR MD APPLICANTS: Any person who knowingly and willfully
     to injure, defraud, or deceive an insurance company files a   presents a false or fraudulent claim for payment of a loss
     claim containing false, incomplete, or misleading             or benefit or who knowingly and willfully presents false
     information may be prosecuted under state law.                information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.
     FOR AZ APPLICANTS: On written request, the Company is
     required to provide you, within a reasonable time, factual    FOR ME, TN, VA, WA APPLICANTS: IT IS A CRIME TO KNOWINGLY
     information regarding the benefits and provisions of your     PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN
     annuity contract. If, for any reason you are not satisfied    INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY.
     with your annuity contract, you may return it within ten      PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR A DENIAL OF
     days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF    INSURANCE BENEFITS.
     AGE OR OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY
     CONTRACT, after the contract is delivered and receive a       FOR NJ APPLICANTS: Any person who includes any false or
     refund of all monies paid. For your protection, state law     misleading information on an application for an insurance
     required the following statements to appear on this form.     policy is subject to criminal and civil penalties.
     Any person who knowingly presents a false or fraudulent
     claim for payment of a loss is subject to criminal and civil  FOR NM APPLICANTS: Any person who knowingly presents a false
     penalties.                                                    or fraudulent claim for payment of a loss or benefit or
                                                                   knowingly presents false information in an application for
     FOR CO APPLICANTS: It is unlawful to knowingly provide        insurance is guilty of a crime and may be subject to civil
     false, incomplete, or misleading facts or information to an   fines and criminal penalties.
     insurance company for the purpose of defrauding or
     attempting to defraud the company. Penalties may include      FOR OH RESIDENTS: Any person who, with intent to defraud or imprisonment, fines, denial of insurance, and civil damages.  knowing that he is facilitating a fraud against an insurer,
     Any insurance company or agent of an insurance company who    submits an application or files a claim containing a false knowingly provides false, incomplete, or misleading facts or  or deceptive statement is guilty of insurance fraud.
     information to a policyholder or claimant for the purpose of
     defrauding or attempting to defraud the policyholder or       FOR OR RESIDENTS: Any person who knowingly presents a
     claimant with regard to a settlement or award payable from    materially false or fraudulent claim for payment of a loss
     insurance proceeds shall be reported to the Colorado          or benefit or knowingly presents materially false
     Division of Insurance within the Department of Regulatory     information in an application for insurance may be guilty of
     Agencies.                                                     a crime and may be subject to fines and confinement in
                                                                   prison.
     FOR DC APPLICANTS: WARNING: It is a crime to provide false
     or misleading information to an insurer for the purpose of    FOR VT RESIDENTS: Any person who knowingly presents a false
     defrauding the insurer or any other person. Penalties         statement in an application for insurance may be guilty of a
     include imprisonment and/or fines. In addition, an insurer    criminal offense and subject to the penalties under state
     may deny insurance benefits if false information materially   law.
     related to a claim was provided by the applicant.
                                                                   FOR PR RESIDENTS: Any person who knowingly and with the
     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and   intention of defrauding presents false information in an
     with intent to injure, defraud, or deceive an insurance       insurance application, or presents, helps, or causes the
     company files a statement of claim containing false,          presentation of a fraudulent claim for the payment of a loss incomplete, or misleading information is guilty of a felony.  or any other benefit, or presents more than one claim for the same damage or loss, shall incur a felony and, upon
     FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT   conviction, shall be sanctioned for each violation with the
     TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT  penalty of a fine of not less than $5,000 and not more than
     OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE,  $10,000, or a fixed term of imprisonment of 3 years, or both
     OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD  penalties. Should aggravating circumstances be present, the
     DEGREE.                                                       penalty thus established may be increased to a maximum of 5 years, if extenuating circumstances are present, it may be reduced to a minimum of 2 years.]

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9    MILITARY SALES

    [Is the annuitant or owner an active member of the U.S. Armed Forces?   [ ] Yes*   [X] No (default)

     *    If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
          www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel.
          Applications not complying with our military sales procedures will not be accepted.]


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10   ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract, or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

     [ ] YES*   [X]  NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?
     [ ] YES*   [X]  NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

     *    If you answered "YES" to either question, please complete below and attach a state replacement form (if applicable).
          Please see reference guide in the forms booklet.

     _________________________________________________    ______________________   [ ] Annuity   [ ] Life Insurance
     Issuing Company                                      Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
     ANNUITANT'S 90TH BIRTHDAY (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 70 1/2).
     ALTERNATE MATURITY DATE_____________________________.

     I/WE ACKNOWLEDGE RECEIPT OF THE PROSPECTUS AND UNDERSTAND THAT CONTRACT VALUES AND DEATH BENEFITS PROVIDED BY THE CONTRACT ARE
     VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

     I/WE CONFIRM A REVIEW OF MY/OUR INVESTMENT OBJECTIVES, TAX, LIQUIDITY, AND FINANCIAL STATUSES WAS OFFERED TO ME/US.

     I/WE HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

     TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE STATEMENTS IN THIS APPLICATION ARE TRUE AND COMPLETE.

     I/WE CERTIFY MY/OUR STATUS AS EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


SIGN                                                                       Anytown, MA        01/15/2010
HERE OWNER:               _______________________________________   -----------------------   ----------
                          Signature                                 City, State (signed in)      Date

SIGN
HERE CO-OWNER:            _______________________________________   _______________________   __________
                          Signature                                 City, State (signed in)      Date

SIGN
HERE ANNUITANT:           _______________________________________   _______________________   __________
     (Required if owner   Signature                                 City, State (signed in)      Date
     is an entity)

SIGN
HERE CO-ANNUITANT:        _______________________________________   _______________________   __________
     (Required if owner   Signature                                 City, State (signed in)      Date
     is an entity)

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11   FINANCIAL ADVISOR INFORMATION

     A.   CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT
          THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

          [ ] YES [X] NO   Does the annuitant or owner have existing individual life insurance policies or annuity contracts?
          [ ] YES [X] NO   Will this contract replace or change any existing life insurance or annuity in this or any other company?

    [B.   OPTION   [ ] OPTION B1   [ ] OPTION B2   (If left blank, option will default to your firm's Selling Agreement.)]

    [C.]  FINANCIAL ADVISOR (PRIMARY)

         100    %   Frank Q. Agent                         777-666-5555            7891
     ----------     -----------------------------------   ----------------   ----------------
     Percentage     Printed Name                          Telephone Number   State License ID

              ABC Financial                    0123             FQA@ABCFinancial.com
     -----------------------------   ------------------------   --------------------
     Broker/Dealer Firm              Broker/Dealer Rep Number   Email Address

SIGN
HERE _______________________________________________________   ___________________________________
     Signature                                                 Social Security Number

    [D.] FINANCIAL ADVISOR (SECONDARY)

     __________ %   ___________________________________   ________________   ________________
     Percentage     Printed Name                          Telephone Number   State License ID

     _____________________________   ________________________   ____________________
     Broker/Dealer Firm              Broker/Dealer Rep Number   Email Address

SIGN
HERE _______________________________________________________   ___________________________________
     Signature                                                 Social Security Number


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